                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                DECEMBER 19, 2002
                Date of Report (Date of earliest event reported)




                         Commission file number 1-10841

                              GREYHOUND LINES, INC.
              and its Subsidiaries identified in Footnote (1) below
             (Exact name of registrant as specified in its charter)




                      DELAWARE                                 86-0572343
          (State or other jurisdiction of                   (I.R.S. employer
           incorporation or organization)                  identification no.)


         15110 N. DALLAS PARKWAY, SUITE 600
                    DALLAS, TEXAS                                 75248
      (Address of principal executive offices)                 (Zip code)


                                 (972) 789-7000
              (Registrant's telephone number, including area code)



                                      NONE
              (Former name, former address and former fiscal year,
                          if changed since last report)

CO-REGISTRANTS

This Form 8-K is also being filed by the following entities. Except as set forth below, each entity has the same principal executive offices, zip code and telephone number as that set forth for Greyhound Lines, Inc. on the cover of this report:

                                                                                       I.R.S. EMPLOYER          JURISDICTION
                                                                COMMISSION             IDENTIFICATION                OF
NAME                                                             FILE NO.                   NO.                   INCORP.
----                                                            ----------             ---------------          ------------

Atlantic Greyhound Lines of Virginia, Inc.                     333-27267-01               58-0869571          Virginia

GLI Holding Company                                            333-27267-04               75-2146309          Delaware

Greyhound de Mexico, S.A. de C.V.                              333-27267-05                  None             Republic of Mexico

Sistema Internacional de Transporte de Autobuses, Inc.         333-27267-08               75-2548617          Delaware
802 Commerce Street, 3rd Floor
Dallas, Texas 75201
(214) 849-8616

Texas, New Mexico & Oklahoma Coaches, Inc.                     333-27267-10               75-0605295          Delaware
1313 13th Street
Lubbock, Texas 79408
(806) 763-5389

T.N.M. & O. Tours, Inc.                                        333-27267-11               75-1188694          Texas
(Same as Texas, New Mexico & Oklahoma Coaches, Inc.)

Vermont Transit Co., Inc.                                      333-27267-12               03-0164980          Vermont
345 Pine Street
Burlington, Vermont 05401
(802) 862-9671

                     GREYHOUND LINES, INC. AND SUBSIDIARIES


ITEM 5. OTHER EVENTS

On December 19, 2002, Laidlaw Inc. ("Laidlaw"), the ultimate parent company of Greyhound Lines, Inc. and subsidiaries ("Greyhound"), announced that in recent weeks Laidlaw has been in discussion with the Pension Benefit Guaranty Corporation, a United States government corporation that administers the mandatory termination insurance program for defined benefit pension plans under the Employee Retirement Income Security Act. These discussions centered on claims asserted by the PBGC against Laidlaw in Laidlaw's U.S. bankruptcy proceedings regarding funding of the Greyhound pension plans. Laidlaw and the PBGC have orally agreed to resolve the claims of the PBGC, subject to negotiation and execution of a definitive agreement. The terms of this agreement, in essence, provide for Laidlaw to contribute an aggregate amount of $150 million to the Greyhound pension plans, in excess of otherwise required minimum contributions. This amount will be contributed as follows:

         -$50 million in cash on Laidlaw's exit from bankruptcy protection,

         -$50 million in cash in June 2004,

         -$50 million from the sale of Laidlaw stock placed in trust upon Laidlaw's exit from bankruptcy and sold over the period to December 30, 2004.

Laidlaw further announced that they anticipate that, with the completion of this agreement, Laidlaw will emerge from bankruptcy protection by March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 19, 2002

                       GREYHOUND LINES, INC.

                       By:  /s/ Jeffrey W. Sanders
                            ----------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                       ATLANTIC GREYHOUND LINES OF
                       VIRGINIA, INC.

                       By:  /s/ Jeffrey W. Sanders
                            ----------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                       GLI HOLDING COMPANY

                       By:  /s/ Jeffrey W. Sanders
                            ----------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                       GREYHOUND de MEXICO, S.A. de C.V.

                       By:  /s/ Cheryl W. Farmer
                            ----------------------------------------------------
                               Cheryl W. Farmer
                               Examiner

                       SISTEMA INTERNACIONAL de TRANSPORTE de AUTOBUSES, INC.

                       By:  /s/ Cheryl W. Farmer
                            ----------------------------------------------------
                               Cheryl W. Farmer
                               Senior Vice President and Chief Financial Officer

                       TEXAS, NEW MEXICO & OKLAHOMA
                       COACHES, INC.

                       By:  /s/ Jeffrey W. Sanders
                            ----------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                       T.N.M. & O. TOURS, INC.

                       By:  /s/ Jeffrey W. Sanders
                            ----------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer

                       VERMONT TRANSIT CO., INC.

                       By:  /s/ Jeffrey W. Sanders
                            ----------------------------------------------------
                               Jeffrey W. Sanders
                               Senior Vice President and Chief Financial Officer


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